                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, each of the undersigned is an officer or both an officer and a director of the Company as indicated below under his name;

          NOW THEREFORE, the undersigned, and each of them, hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 27th day of February, 1995.




/s/  Jere A. Drummond              /s/  Patrick H. Casey
- -----------------------------      -----------------------------
Jere A. Drummond                   Patrick H. Casey
President and Chief Executive      Vice President and Comptroller
Officer; Director

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Irving W. Bailey II
                               -------------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Robert H. Boh
                               -------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Edward E. Crutchfield, Jr.
                               --------------------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Frank R. Day
                               ------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Lloyd C. Elam
                               -------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   John W. Harris
                               --------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Mark C. Hollis
                               --------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Harry M. Lightsey, Jr.
                               ----------------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Thomas H. Meeker
                               ----------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Joe M. Rodgers
                               --------------------

                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW THEREFORE, the undersigned hereby constitutes and appoints JERE A. DRUMMOND, PATRICK H. CASEY and JERRY W. ROBINSON, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1995.




                               /s/   Charles J. Zwick
                               ----------------------